UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 24, 2026

DHI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33584	20-3179218
(Commission File Number)	(IRS Employer Identification No.)

6465 South Greenwood Plaza, Suite 400, Centennial, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(515) 978-3737

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DHX	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On February 24, 2026 the Audit Committee of the Board of Directors of DHI Group, Inc. (the "Company") approved the dismissal of Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm, effective as of February 24, 2026. The Company undertook a competitive process to engage a new independent registered public accounting firm and has selected RSM US LLP ("RSM") as outlined below.

The audit reports of Deloitte on the Company's consolidated financial statements as of and for each of the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles as defined.

In connection with the audits of the Company's consolidated financial statements for each of the fiscal years ended December 31, 2025 and 2024, and subsequent interim period through the date of this Current Report on Form 8-K, there were no (1) 'disagreements' (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with Deloitte's opinion to the subject matter of the disagreement; or (2) 'reportable events' (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Deloitte with a copy of the disclosures set forth in this Item 4.01 prior to the filing of this Current Report on Form 8-K and requested that Deloitte furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of Deloitte’s letter, dated February 26, 2026, is attached as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Engagement of New Independent Registered Public Accounting Firm

On February 24, 2026, the Company's Audit Committee appointed RSM as the Company's new independent registered public accounting firm, effective immediately, subject to completion of RSM's standard client acceptance procedures and execution of an engagement letter.

During the Company's fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted with RSM with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report was provided to the Company or oral advice was provided that RSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a 'disagreement' (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a 'reportable event' (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(a) Exhibits.
EXHIBIT NO.	DESCRIPTION
16.1	Letter from Deloitte & Touche LLP dated February 26, 2026 to the Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHI GROUP, INC.

Date:	February 26, 2026	By: /S/ Greg Schippers
Name: Greg Schippers
Title: Chief Financial Officer

EXHIBIT INDEX
99.1	Letter from Deloitte & Touche LLP dated February 26, 2026 to the Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the inline XBRL)